FIRST AMENDMENT TO THE CREDIT AGREEMENT

THIS FIRST AMENDMENT TO THE CREDIT AGREEMENT (First Amendment), dated as of May 12, 2006 among Black Hills Corporation, a South Dakota corporation (“Borrower”), ABN AMRO Bank N.V., in its capacity as agent for the Banks under the Credit Agreement describe below (in such capacity, the “Administrative Agent”), and as a Bank, and the other Banks party hereto.

WITNESSETH THAT:

WHEREAS, the Borrower, Administrative Agent and the Banks have entered into that certain Credit Agreement dated as of May 5, 2005 (as the same has been amended, modified or restated prior to the effectiveness hereof, the “Credit Agreement”);

WHEREAS, the Borrower desires to consolidate the credit facilities of its existing Marketing Subsidiaries, as described in the Credit Agreement, as well as modify certain restrictions contained in the Credit Agreement with respect to such credit facilities; and

WHEREAS, the Administrative Agent and the Banks are willing to agree to this First Amendment subject to all of the terms and conditions hereof and on the basis of the representations and warranties hereinafter set forth.

NOW, THEREFORE, in consideration of the recitals set forth above and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. DEFINITIONS. All capitalized terms used but not otherwise defined in this First Amendment shall have the meaning ascribed to them in the Credit Agreement. Unless otherwise specified, all section references herein refer to sections of the Credit Agreement.

SECTION 2. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended as follows:

Section 2.1 The definitions of “Marketing Subsidiary” and “Marketing Subsidiary Excluded Credit Facilities” appearing in Section 1.1 of the Credit Agreement are hereby deleted in their respective entireties and the following definitions are hereby substituted therefor, respectively:

“Marketing Subsidiary” means Enserco Energy, Inc., a South Dakota corporation and its respective subsidiaries.

“Marketing Subsidiary Excluded Credit Facilities” means those certain credit facilities of the Marketing Subsidiaries described on Schedule 7.15(a) hereof, as such credit facilities are in effect on the Effective Date or as any such credit facility may be amended, restated or otherwise modified on terms and conditions and pursuant to documentation to accommodate an increase in the borrowings thereunder from $200,000,000 to $260,000,000, provided that such credit facilities shall cease to be Marketing Subsidiary Excluded Credit Facilities to the extent availability is otherwise increased, any substantive term thereof is materially modified, or such

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credit facility is extended more than once in any fiscal year for a period of more than one year. Any replacement credit facility of a Marketing Subsidiary Excluded Credit Facility shall be deemed a Marketing Subsidiary Excluded Credit Facility only if such replacement credit facility contains terms substantially the same as the Marketing Subsidiary Excluded Credit Facility being replaced (including tenor but excluding the increase in borrowings otherwise permitted above) or is approved in writing by the Required Banks.

Section 2.2 Amendment to Schedule 7.15. Schedule 7.15 is amended by deleting any reference to Black Hills Energy Resources, Inc. Credit Facility with Fortis Capital Corp.

Section 3. Ratification. The Borrower hereby ratifies, acknowledges, affirms and reconfirms its rights, interests and obligations under each Credit Document, as amended hereby, and agrees to perform each of its obligations thereunder as and when required. By executing this Amendment, the Borrower hereby further ratifies, acknowledges, affirms and reconfirms that each Credit Document, as amended hereby, constitutes a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, and that each such Credit Document, as amended hereby, is in full force and effect.

Section 4. Conditions. The effectiveness of this Amendment is subject to the following conditions precedent:

Section 4.1 The Borrower, the Administrative agent and the Required Lenders shall have executed and delivered this Amendment, and the Borrower shall have executed and/or delivered such other documents and instruments as Administrative Agent may require.

Section 4.2 The representations and warranties set forth in Section 5 of this Amendment shall be true and correct.

Section 4.3 All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be reasonably satisfactory to the Administrative Agent and its legal counsel.

Section 5.     Representations and Warranties.    To induce the Administrative Agent and the Banks party hereto to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and the Banks that (i) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Borrower and that this Amendment has been duly executed and delivered by the Borrower and this Amendment and the Credit Agreement, as amended hereby, constitutes valid and binding obligations of the Borrower enforceable in accordance with its terms, (ii) no Default or Event of Default (after giving effect to this Amendment) has occurred and is continuing under the Credit Agreement or would result from the execution and delivery of this Amendment, and (iii) each of the representations and warranties set forth in Section 5 of the Credit Agreement, as amended hereby, is true and correct in all material respects as of the date hereof, except that if any such representation or warranty relates solely to an earlier date it need only remain true as of such date.

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Section 6. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

Section 7. References. Any reference to the Credit Agreement contained in any document, instrument or agreement executed in connection with the Credit Agreement shall be deemed to be a reference to the Credit Agreement as modified by this Amendment.

Section 8. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument. This Amendment may also be executed by facsimile or electronic means and each facsimile or electronic signature hereto shall be deemed for all purposes to be an original signatory page.

Section 9. Costs. The Borrower agrees to pay on demand all reasonable costs and expenses incurred by the Administrative Agent (including fees and expenses of counsel) incurred in connection with the negotiation and preparation of this Amendment or the syndication (whether incurred before or after the date hereof) of the Credit Agreement.

Section 10.   Governing Law. The validity and interpretation of this Amendment and the terms and conditions set forth herein, shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any provisions relating to conflict of laws other than section 5-1401 of the New York General Obligations Laws.

Section 11.	Miscellaneous. This Amendment shall be deemed to be a Credit Document.

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In Witness Whereof, the parties hereto have caused this Agreement to be duly executed and delivered in New York, New York by their duly authorized officers as of the day and year first above written.

BLACK HILLS CORPORATION, a South Dakota corporation

By:	/s/ Mark T. Thies
Name:	Mark T. Thies
Title:	Executive VP & CFO

First Amendment

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered in New York, New York by their duly authorized officers as of the day and year first above written.

ABN AMRO BANK N.V.

By:	/s/ Saad Qais
Name:	Saad Qais
Title:	Director

By:	/s/ Yolanda Meza
Name:	Yolanda Meza
Title:	Vice President

Union Bank of California, N.A.

By:	/s/ Bryan Read
Name:	Bryan Read
Title:	Vice President

Bank of America

By:	/s/ Kevin Wagley
Name:	Kevin Wagley
Title:	Senior Vice President

CoBank, ACB

By:	/s/ John Guilds
Name:	John Guilds
Title:	Vice President

HARRIS NESBITT FINANCINGS, INC.

By:	/s/ Cahal Carmody
Name:	Cahal Carmody
Title:	Vice President

Credit Agreement

SIGNATURES CONTINUED

THE BANK OF NOVA SCOTIA

By:	/s/ Thane Rattew
Name:	Thane Rattew
Title:	Managing Director

Wells Fargo Bank, N.A.

By:	/s/ Duc Duong
Name:	Duc Duong
Title:	Vice President

Societe Generale

By:	/s/ R. Wayne Hutton
Name:	R. Wayne Hutton
Title:	Managing Director

CALYON NEW YORK BRANCH

By:	/s/ Martin C. Livingston
Name:	Martin C. Livingston
Title:	Managing Director

By:	/s/ Omer Balaban
Name:	Omer Balaban
Title:	Vice President

Fifth Third Bank

By:	/s/ Andrew D. Jones
Name:	Andrew D. Jones
Title:	Assistant Vice President

Credit Agreement

SIGNATURES CONTINUED

ROYAL BANK OF CANADA

By:	/s/ David A. McCluskey
Name:	David A. McCluskey
Title:	Authorized Signatory

U.S. Bank National Association

By:	/s/ Christopher W. Rupp
Name:	Christopher W. Rupp
Title:	Vice President

MIZUHO CORPORATE BANK LTD

By:	/s/ Raymond Ventura
Name:	Raymond Ventura
Title:	Deputy General Manager

Credit Agreement